EXHIBIT 10.2

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      Assignment, Assumption and Recognition Agreement, dated November 5, 2007, among Bank of America, National Association, a national banking association (the "Assignor"), Asset Backed Funding Corporation, a Delaware corporation ("ABFC"), U.S. Bank National Association, a national banking association, as trustee of the ABFC 2007-WMC1 Trust (the "Assignee") and WMC Mortgage Corp., a California corporation ("WMC");

      WHEREAS, pursuant to the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated as of June 1, 2007, by and between Bank of America, National Association, as purchaser (the "Purchaser"), and WMC Mortgage Corp., as seller (the "Seller"), the Purchaser purchased the mortgage loans listed on Exhibit A hereto (the "Mortgage Loans") from the Seller;

      WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans under the Purchase Agreement to ABFC;

      WHEREAS, on the date hereof, ABFC is transferring all of its right, title and interest in and to the Mortgage Loans under the Purchase Agreement to the Assignee; and

      WHEREAS, on the date hereof, U.S. Bank National Association, as trustee, is entering into a Pooling and Servicing Agreement, dated as of October 1, 2007 (the "Pooling Agreement"), among ABFC, the Trustee, Wells Fargo Bank, N.A., and the Assignee, pursuant to which the Assignee will act as the trustee of the Mortgage Loans.

      For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. The Assignor hereby grants, transfers and assigns to ABFC all of the Assignor's right, title and interest (but none of its obligations) in, to and under the Purchase Agreement and the Mortgage Loans delivered under such agreement; provided, however, the Assignor retained its remedies under the Purchase Agreement with respect to the Mortgage Loans solely to the extent WMC fails to perform its obligations thereunder and the Assignor is contractually obligated to perform such obligations, and ABFC hereby grants, transfers and assigns to the Assignee, all of the Assignor's right, title and interest (but none of its obligations) in, to and under the Purchase Agreement and the Mortgage Loans delivered under such agreement.

      2. The Assignor warrants and represents to, and covenants with, ABFC and the Assignee that:

      a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

      b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Purchase Agreement or the Mortgage Loans;

      c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase Agreement or the Mortgage Loans; and

      d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

      3. From and after the date hereof, WMC shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, and (ii) recognize the Assignee as the owner of the Mortgage Loans.

      4. WMC acknowledges that the Assignee shall be authorized to enforce the terms and conditions of the Purchase Agreement. The Assignee shall be authorized to enforce directly against WMC any of the obligations of WMC provided for in the Purchase Agreement.

      5. WMC hereby represents and warrants to each of the other parties hereto
(i) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (ii) that any written information with respect to the Mortgage Loans provided by WMC on or before the date hereof to the Assignor was true and correct in all material respects as of the dates provided.

      6. WMC hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall cooperate, to the extent reasonably requested by the Servicer of the Mortgage Loans and to the extent reasonably necessary to cause the Assignee, as trustee of the Trust to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

      7. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Pooling Agreement), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling Agreement.

      8. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase Agreement is:

            U.S. Bank National Association
            209 South LaSalle Street, 3rd Floor
            Mailcode: MK-IL-RY3B Chicago,
            Illinois 60604-1219
            Attention: ABFC Series 2007-WMC1

      The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase Agreement is:

            Bank of America, National Association
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: Managing Director

      ABFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

            Asset Backed Funding Corporation.
            214 North Tyron Street
            Charlotte, North Carolina 28255
            Attention:  Daniel B. Goodwin

      WMC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

            WMC Mortgage Corp.
            3100 Thornton Avenue
            Burbank, California 91504
            Attention: Mardy Grossman

            with a copy to:

            WMC Mortgage Corp.
            3100 Thornton Avenue
            Burbank, California 91504
            Attention: General Counsel


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      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                       Bank of America, National Association,
                                       Assignor


                                       By: /s/ Bruce Good
                                          --------------------------------------
                                       Name:   Bruce Good
                                       Title:  Principal

                                       Asset Backed Funding Corporation


                                       By: /s/ Juanita Deane-Warner
                                          --------------------------------------
                                       Name:   Juanita Deane-Warner
                                       Title:  Vice President

                                       WMC Mortgage Corp.

                                       By: /s/ James Zollo
                                          --------------------------------------
                                       Name:   James Zollo
                                       Title:  EVP - Capital Markets



Acknowledged this 5th day of November, 2007


U.S. Bank National Association,
not in its individual capacity, but solely as Trustee


By: Melissa Rosal
   --------------------------------------
Name:  Melissa Rosal
Title: Vice President


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                                                                       EXHIBIT A

                           Schedule of Mortgage Loans

                            [Intentionally Omitted]